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                        SUPPLEMENT DATED JANUARY 2, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2001

  This Supplement is intended to be distributed with prospectuses dated May 1, 2001, as supplemented, for certain variable annuity contracts and/or modified guaranteed annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "e-VARIABLE ANNUITY" or "MARKETPLACE VARIABLE ANNUITY" (collectively referred to as the "Product Prospectuses").

INTRODUCTION TO SUPPLEMENT

  This supplement informs you of some of the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") for tax years beginning in 2002. Among other things, changes made by EGTRRA include increases in the amount an individual may contribute to a traditional individual retirement annuity ("IRA") and other tax-qualified plans, an expansion of the types of "catch-up contributions" that eligible participants can make to certain types of tax-qualified plans, and favorable changes regarding the portability of qualified retirement accounts.

  All changes made by EGTRRA are not discussed in this supplement, nor do we discuss the impact of income tax rules under the laws of Puerto Rico or the states. Participants in IRAs should seek the advice of their independent tax counsel regarding changes made by EGTRRA and the impact of local tax laws.

  The contribution limits described in the Product Prospectuses for traditional and Roth IRAs continue to apply to contributions you may make in 2002 for the 2001 tax year.

CHANGES TO THE PRODUCT PROSPECTUSES

  The following information supplements the subsections entitled "Contracts purchased as traditional IRAs" and "Contracts purchased as Roth IRAs" in the Tax Information section of the Product Prospectuses:

Contracts purchased for traditional IRAs

   Annual contribution limit

  A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 .   100% of compensation includable in your gross income, or

 . the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

   Catch-Up Contributions

  An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

   Spousal IRA

  You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

   Deductibility of contributions

  You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

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   The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income."

   Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

   Distributions

  In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds.

  The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

  Withholding on rollover distributions.  The tax law requires us to withhold
  -------------------------------------
20% from certain distributions from tax qualified plans, such as traditional IRAs. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

Contracts purchased as Roth IRAs

   Annual contribution limit

  A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in 2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

  The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

   Catch-Up Contributions

  A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

   Spousal IRA

  You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

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   Distributions

  If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

  The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t)).

   Conversion to a Roth IRA

  You can convert a traditional IRA to a Roth IRA, unless

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

 The Roth IRA annual contribution limit does not apply to converted amounts.

  You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

Puerto Rico annuity contracts purchased to fund a tax-qualified plan

  The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus, as supplemented, under the subsections "Contracts purchased for traditional IRAs" and "Contracts purchased for Roth IRAs" is inapplicable in Puerto Rico and should be disregarded.

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